                                                                   Exhibit 18(i)


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the use in this Registration Statement of CUNA Mutual Variable Life Insurance Account (the "Account") of CUNA Mutual Insurance Society on Form N-6 of our report dated February 16, 2007 included herein related to the consolidated balance sheet of The CUMIS Group Ltd. and subsidiaries as of December 31, 2006 and the consolidated statements of operations, shareholders'equity and cash flows for the year then ended and to the reference to our firm under the heading "Experts" appearing in the Statement of Additional Information which is incorporated by reference in the prospectus of the Account.

(Signed) KPMG LLP
Chartered Accountants, Licensed Public Accountants

Toronto, Canada
December 31, 2007

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the use in this Registration Statement of CUNA Mutual Variable Life Insurance Account (the "Account") of CUNA Mutual Insurance Society on Form N-6 of our report dated February 21, 2006 included herein related to the consolidated balance sheet of The CUMIS Group Ltd. and subsidiaries as of December 31, 2005 and the consolidated statements of operations, shareholders'equity and cash flows for the year then ended and to the reference to our firm under the heading "Experts" appearing in the Statement of Additional Information which is incorporated by reference in the prospectus of the Account.

(Signed) KPMG LLP
Chartered Accountants, Licensed Public Accountants

Toronto, Canada
December 31, 2007

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the use in this Registration Statement of CUNA Mutual Variable Life Insurance Account (the "Account") of CUNA Mutual Insurance Society on Form N-6 of our report dated February 21, 2005 included herein related to the consolidated balance sheet of The CUMIS Group Ltd. and subsidiaries as of December 31, 2004 and the consolidated statements of operations, shareholders'equity and cash flows for the year then ended and to the reference to our firm under the heading "Experts" appearing in the Statement of Additional Information which is incorporated by reference in the prospectus of the Account.


(Signed) KPMG LLP
Chartered Accountants, Licensed Public Accountants


Toronto, Canada
December 31, 2007